EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOK Financial 401(k) Plan
Tulsa, Oklahoma

We consent to the incorporation by reference in the Registration Statements on Form S-8 identified below of our report on the financial statements of BOK Financial 401(k) Plan dated June 25, 2012, relating to our audit of the financial statements and supplemental schedule of BOK Financial 401(k) Plan, which appears in this Annual Report on Form 11-K of BOK Financial 401(k) Plan for the year ended December 31, 2011.

•	Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement.

•	Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.

•	Registration Statement (Form S-8, No. 33-79834) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1994 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1997 Special Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2000 Special Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Thrift Plan for Hourly Employees.

•	Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Special Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.

•	Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-158846) pertaining to securities to be offered to employees in employee benefit plans.

/s/HOGANTAYLOR LLP
June 25, 2012